UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2019
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LKQ CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware			000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street,		Suite 2800
	Chicago,	Illinois		60661
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ	Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On August 14, 2019, John S. Quinn announced his intention to step down from the positions of Executive Vice President of LKQ Corporation and Chief Executive Officer and Managing Director of LKQ Europe, effective as of October 1, 2019, and our Board of Directors selected Arnd Franz, our current Chief Operating Officer of LKQ Europe, to succeed Mr. Quinn as Senior Vice President of LKQ Corporation and Chief Executive Officer and Managing Director of LKQ Europe.
Prior to joining us in April 2019, Mr. Franz was Corporate Executive Vice President of Automotive Sales, Application Engineering and Aftermarket of the MAHLE Group, an automotive parts manufacturer headquartered in Stuttgart, Germany, from 2013. From 2006 until 2013, he was Executive Vice President and General Manager for MAHLE Aftermarket. Mr. Franz also served as a member of the Board of Management of the MAHLE group from 2013 to March 2019. In connection with Mr. Franz’s promotion, his annual base salary will be increased to €550,000. He is 54 years old.
On August 15, 2019, we issued a press release announcing these matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated August 15, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 19, 2019

LKQ CORPORATION

By:	/s/ Victor M. Casini
Victor M. Casini
Senior Vice President, General Counsel and Corporate Secretary